                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                     ---------------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)                    02/16/99


     The Money Store Inc. (as Representative under a Pooling and Servicing Agreement dated as of February 28, 1998 providing for the issuance of TMS SBA Loan-Backed Adjustable Rate Certificates, Series 1998-1, Class A and Class B), The Money Store Investment Corporation, The Money Store Commercial Mortgage Inc. and The Money Store of New York, Inc.



                              The Money Store, Inc.
--------------------------------------------------------------------------------
             (Exact name of regristrant as specified in its charter)



     New Jersey                                                  Applied For
     ----------                                                  -----------
     State or other                    (Commission              (IRS Employer
     jurisdiction of                   File Number)              ID Number)
     incorporation)


     2840  Morris  Avenue,  Union,  New  Jersey                       07083
     -----------------------------------------------------------------------
     (Address of principal executive officer)


     Registrant's Telephone Number,
     including area code:                                        908-686-2000
                                                                 ---------------


                                           n/a
     ---------------------------------------------------------------------------
     (Former name or former address, if changed since last report)

     Item 5               Other Events
                          ------------------------------------------------------



     Attached herein as Annex A is a copy of the Monthly Statement sent to Class
A Certificate holders with respect to Remittance Date of:              02/16/99

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                       THE MONEY STORE INC.
                                       THE MONEY STORE INVESTMENT CORPORATION
                                       THE MONEY STORE COMMERCIAL MORTGAGE INC.
                                       THE MONEY STORE OF NEW YORK INC.




                                       By: \S\ Harry Puglisi
                                       -----------------------------------------
                                           Name:  Harry Puglisi
                                           Title:  Treasurer






Dated: 02/26/99

                          SERVICER'S  CERTIFICATE


    IN ACCORDANCE WITH SECTION 6.09 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF FEBRUARY 28, 1998, THE MONEY STORE INVESTMENT CORPORATION REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1998-1 FOR
    THE FEBRUARY 10, 1999 DETERMINATION DATE


1.  AVAILABLE FUNDS                                              $4,543,260.70


2.  (A)  AGGREGATE CLASS A CERTIFICATE
         PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH        79,693,905.77

     (B)  AGGREGATE CLASS B CERTIFICATE
          PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH        5,998,466.00

     (C)  AGGREGATE POOL PRINCIPAL BALANCE
          AS REPORTED IN THE PRIOR MONTH                         85,692,371.77

3.  PRINCIPAL PREPAYMENTS RECEIVED DURING
    DUE PERIOD
     (A)  NUMBER OF ACCOUNTS                                                 3

     (B)  DOLLARS                                                   170,214.14


4.  PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
    BY CURTAILMENTS RECEIVED DURING THE DUE PERIOD                   16,483.40


5.  PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
    BY ALL EXCESS AND MONTHLY PAYMENTS IN RESPECT OF
    PRINCIPAL RECEIVED DURING THE DUE PERIOD                        148,360.32

5A.  RECOVERIES ON LIQUIDATED LOANS                                  12,527.04
     (SEE NOTE BELOW)

6.  AGGREGATE AMOUNT OF INTEREST RECEIVED NET OF THE FTA's
    FEE, PREMIUM PROTECTION FEE, ADDITIONAL FEE AND PORTION
    PAYABLE TO REGISTERED HOLDERS                                   939,630.55


7.  (A)  AMOUNT OF MONTHLY ADVANCE                                        0.00

    (B)  AMOUNT OF COMPENSATING INTEREST                                412.51


8.  DELINQUENCY AND FORECLOSURE INFORMATION (SEE EXHIBIT K)


NOTE: AGGREGATE RECOVERIES RECEIVED ON LIQUIDATED LOANS AND NOT PREVIOUSLY
      INCLUDED IN AVAILABLE FUNDS.

9.  PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED BY
     REALIZED LOSSES ON A LIQUIDATED  LOAN                                                     0.00


10.  (A)  CLASS A INTEREST DISTRIBUTION  AMOUNT:
              (i)   ACCRUED INTEREST                                360,615.00
              (ii)  SHORTFALL, IF ANY, ON A PRECEDING
                     REMITTANCE  DATE  PLUS  INTEREST                     0.00
             (iii)  CLASS A INTEREST DISTRIBUTION AMOUNT
                     ADJUSTMENT                                      34,500.46
     ADJUSTED CLASS A INTEREST DISTRIBUTION AMOUNT                                       395,115.46
                                                                                         4.72061481
     (B)  CLASS B INTEREST DISTRIBUTION  AMOUNT:
              (i)   ACCRUED INTEREST                                 29,242.50
              (ii)  SHORTFALL, IF ANY, ON A PRECEDING
                     REMITTANCE  DATE  PLUS  INTEREST                     0.00
             (iii)  CLASS B INTEREST DISTRIBUTION AMOUNT
                     ADJUSTMENT                                       2,797.69
     ADJUSTED CLASS B INTEREST DISTRIBUTION AMOUNT                                        32,040.19
                                                                                         5.08574444
     (C)  CLASS A PRINCIPAL DISTRIBUTION  AMOUNT:
              (i)   UNGUARANTEED PERCENTAGE OF PAYMENTS
                     AND OTHER RECOVERIES OF PRINCIPAL              311,603.81
              (ii)  PRINCIPAL PORTION OF THE UNGUARANTEED
                     INTEREST PURCHASED FOR BREACH OF
                     WARRANTY AND RECEIVED BY THE TRUSTEE                 0.00
             (iii)  SUBSTITUTION  ADJUSTMENTS                             0.00
             (iv)  UNGUARANTEED PERCENTAGE OF
                     LOSSES THAT WERE LIQUIDATED                          0.00
              (v)  UNGUARANTEED PERCENTAGE OF SBA LOAN
                     DELINQUENT 24 MONTHS OR
                     UNCOLLECTIBLE                                        0.00
              (vi)  AMOUNT RELEASED FROM PRE-FUNDING ACCOUNT              0.00
             (vii)  RECALCULATED PRINCIPAL ADJUSTMENT                     0.00
     TOTAL CLASS A PRINCIPAL DISTRIBUTION AMOUNT                                         311,603.81
                                                                                         3.72286511
     (D)  CLASS B PRINCIPAL DISTRIBUTION AMOUNT:
              (i)   UNGUARANTEED PERCENTAGE OF PAYMENTS
                     AND OTHER RECOVERIES OF PRINCIPAL               23,454.05
              (ii)  PRINCIPAL PORTION OF THE UNGUARANTEED
                     INTEREST PURCHASED FOR BREACH OF
                     WARRANTY AND RECEIVED BY THE TRUSTEE                 0.00
             (iii)  SUBSTITUTION  ADJUSTMENTS                             0.00
             (iv)  UNGUARANTEED PERCENTAGE OF
                     LOSSES THAT WERE LIQUIDATED                          0.00
              (v)  UNGUARANTEED PERCENTAGE OF SBA LOAN
                     DELINQUENT 24 MONTHS OR
                     UNCOLLECTIBLE                                        0.00
              (vi)  AMOUNT RELEASED FROM PRE-FUNDING ACCOUNT              0.00
             (vii)  RECALCULATED PRINCIPAL ADJUSTMENT                     0.00
        TOTAL CLASS B PRINCIPAL DISTRIBUTION  AMOUNT                                      23,454.05
                                                                                         3.72286508

11.  (A)  AMOUNT AVAILABLE IN THE SPREAD ACCOUNT
              IN CASH AND FROM LIQUIDATION OF
              PERMITTED  INSTRUMENTS                                                   3,446,489.21

     (B)  TRANSFER FROM SPREAD ACCOUNT TO CERTIFICATE
               ACCOUNT PURSUANT TO SECTION 6.02(b)(i)                                          0.00

12.  (A)  AGGREGATE CLASS A CERTIFICATE PRINCIPAL
          BALANCE AFTER DISTRIBUTIONS TO BE MADE
          ON THE REMITTANCE DATE                                79,382,301.96
                                                                 948.41459928
     (B)  AGGREGATE CLASS B CERTIFICATE PRINCIPAL
          BALANCE AFTER DISTRIBUTIONS TO BE MADE
          ON THE REMITTANCE DATE                                 5,975,011.95
                                                                 948.41459524
     (C)  POOL PRINCIPAL BALANCE AFTER  DISTRIBUTIONS
          TO BE MADE ON THE REMITTANCE DATE                     85,357,313.91
                                                                 948.41459900

13.  (A)  EXCESS SPREAD                                            216,095.67

     (B)  EXTRA INTEREST                                           276,450.60

     (C)  SPREAD ACCOUNT BALANCE                                 3,446,489.21

     (D)  SPECIFIED SPREAD ACCOUNT REQUIREMENT                   3,434,762.19


14.  (A)  WEIGHTED AVERAGE MATURITY                                   215.428

     (B)  WEIGHTED AVERAGE SBA LOAN INTEREST RATE                      9.817%


15.  (A)  SERVICING FEE FOR THE RELATED DUE PERIOD                  87,750.26

     (B)  PREMIUM PROTECTION FEE FOR THE RELATED
          DUE PERIOD                                               102,693.70

     (C)  AMOUNTS TO BE DEPOSITED TO THE EXPENSE
          ACCOUNT                                                    4,284.62


16.  AMOUNT OF REIMBURSEMENTS PURSUANT TO:
     (A)  SECTION  5.04 (b)                                              0.00

     (B)  SECTION  5.04 (c)                                              0.00

     (C)  SECTION  5.04 (d)(ii)                                     14,093.83

     (D)  SECTION  5.04 (e)                                              0.00

     (E)  SECTION  5.04 (f)                                         94,255.59


17.  (A)  CLASS A REMITTANCE RATE                                      5.430%

     (B)  CLASS B REMITTANCE RATE                                      5.850%

18.  (A)  AGGREGATE PRINCIPAL BALANCE OF THE SUBSEQUENT SBA
          LOANS PURCHASED DURING THE PRIOR DUE PERIOD                     0.00

     (B)  AMOUNT ON DEPOSIT IN THE PRE-FUNDING ACCOUNT AS OF THE END
          OF SUCH DUE PERIOD                                              0.00


19.  OTHER INFORMATION AS REQUESTED

I, Harry Puglisi, Treasurer, represent that The Money Store Investment Corporation complied with section 6.09 of the Pooling and Servicing Agreement dated February 28, 1998 pertaining to Series 1998 - 1 in preparing the accompanying Servicer's Certificate.






THE  MONEY  STORE  INVESTMENT  CORPORATION






BY:      /S/ HARRY PUGLISI
      ---------------------------------
             HARRY PUGLISI
             TREASURER